SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 10, 2004
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                      PROCESS TECHNOLOGY SYSTEMS, INC.
                      --------------------------------
           (Exact name of registrant as specified in its charter)



    Nevada                       000-29603                      91-2070995
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                            6371 Richmond, #200
                            Houston, Texas 77057
                            --------------------
                   (Address of Principal Executive Offices)

                               (713) 266-8005
                               --------------
                       (Registrant's Telephone Number)


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 4.01   Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

          H.J. & Associates, L.L.C. has audited the Company's financial Statements for the past two years.

          On December 10, 2004, the Company's Board of Directors voted to engage Mantyla & McReynolds, Certified Public Accountants, of Salt
Lake City, Utah, to serve as its new independent auditor, as it was able to negotiate a favorable fee arrangement.

          There were no disagreements between the Company and H.J. & Associates, L.L.C. whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          Other than a Going Concern, the review report of H.J. & Associates, L.L.C. with respect to the Company's unaudited financial statements for the quarterly period ended August 31, 2004, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two most recent calendar years, and since then, H.J. & Associates, L.L.C. , has not advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist;

          (2) That information has come to their attention that has made them unwilling to rely on management's representations or unwilling to be associated with the financial statements prepared by management;

          (3) That the scope of its audit should be expanded significantly, or that information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to its resignation.

          The Company has provided H.J. & Associates, L.L.C., with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of the response letter of H.J. & Associates, L.L.C., is filed herewith as Exhibit No. 16 and is incorporated herein by this reference.

         (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                          --------------

Letter on change in certifying accountant            16


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                              PROCESS TECHNOLOGY SYSTEMS, INC.

Dated: 12-10-04                               /s/ William A. Silvey
       -----------------                      ------------------
                                              William A. Silvey
                                              President, and Director